UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2011

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Flying Cloud Drive Minneapolis, Minnesota	55344-3720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 11, 2011, John L. Shroyer, Senior Vice President and Chief Financial Officer of Alliant Techsystems Inc. (“ATK”) notified ATK that he is resigning from his position following ATK’s release of its first quarter earnings on August 4, 2011.  Mr. Shroyer has accepted the position of Chief Financial Officer with Capsugel, a New Jersey-based company.

(c)           Thomas G. Sexton, ATK’s Vice President and Corporate Controller, has been appointed as interim Chief Financial Officer of ATK, effective August 8, 2011.  Mr. Sexton, age 50, has held his present position with ATK since April 2009.  From February 2007 to March 2009, he was Vice President Finance of ATK.  From April 2002 to February 2007, he was Vice President and Group Controller of ATK’s Ammunition Systems Group.

A copy of the press release announcing the departure of Mr. Shroyer and the appointment of Mr. Sexton is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release issued by ATK on July 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: July 14, 2011	By:	/s/ KEITH D. ROSS
Keith D. Ross
Senior Vice President, General
Counsel and Secretary